SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Bond VIP

The following information replaces similar disclosure contained under the “Main investments” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the fund’s prospectus.

The fund may invest up to 25% of total assets in foreign investment grade bonds (those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non‐investment grade securities (junk bonds) of US and foreign issuers, including securities in default. Compared to investment‐grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments. The fund may invest up to 20% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may have exposure of up to 15% of total assets in foreign currencies.

The following information replaces similar disclosure contained under the “MAIN RISKS” section within the “FUND DETAILS” section of the fund’s prospectus.

Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower‐rated securities.

Because the issuers of high‐yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment‐grade debt securities. High‐yield debt securities are considered speculative, and credit risk for high‐yield securities is greater than for higher‐rated securities.

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund’s ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.

Please Retain This Supplement for Future Reference

July 14, 2014
PROSTKR-407